Share-based payments - Fair value of options and related parameters used to estimate the fair value of options (Details) - Modification of complex options	Jan. 01, 2021 $ / shares	Jan. 01, 2019 USD ($) item	Nov. 30, 2021 shares
Share-based payments
Equity value, US$ mln		$ 132,000,000
Expected volatility		41.00%
Dividend yield		6.80%
Proxy net income indicator		$ 0.041201
Discount for Lack of Marketability		8.40%
Total FV for 130 complex options		$ 7,856.12
Number of complex options | item		130
Number of options modified | shares			441,461
Strike (exercise) price, US$ | $ / shares	$ 0.00